UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22322

Global Real Estate Investments Fund
(Exact name of registrant as specified in charter)

10901 West Toller Drive, Suite 304
Littleton, CO 80127
 (Address of principal executive offices) (Zip code)

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI  53202
 (Name and address of agent for service)

(866) 622-3864
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2010

Date of reporting period:  June 30, 2010

Item 1. Reports to Stockholders.

GLOBAL REAL ESTATE INVESTMENTS FUND
SEMI-ANNUAL
REPORT

JUNE 30, 2010

GLOBAL REAL ESTATE INVESTMENTS FUND
Table of Contents
June 30, 2010
Page

Shareholder’s Letter and Investment Commentary	1

Portfolio Profile	5

Expense Example	6

Schedule of Investments	8

Statement of Assets and Liabilities	11

Statement of Operations	12

Statement of Changes in Net Assets	13

Financial Highlights	14

Notes to Financial Statements	15

Additional Information	22

GLOBAL REAL ESTATE INVSTMENTS FUND
Shareholder's Letter and Investment Commentary
June 30, 2010

To Our Shareholders:

We are pleased to submit to you our report for the six month period ended June 30, 2010.  The Fund’s net asset value per share at that date was $18.76.  In addition, two quarterly dividends of $0.30 per share each were declared for shareholders of record on March 30, 2010 and June 28, 2010 and paid on March 31, 2010 and June 29, 2010, respectively.

The total returns, including income and changes in net asset value, for the Fund and the comparative benchmark were:

	Six Months	Inception
	Ended	Through
	June 30, 2010	June 30, 2010

Global Real Estate Investments Fund	(3.05)%	4.74%

FTSE EPRA/NAREIT Global Real Estate Index	(4.23)%	(2.47)%

Performance data represent past performance, which does not guarantee future results.  Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell your shares.  Current performance may differ from figures shown.  Please call (866) 622-3864 for most recent performance data.

Investment Review

The Global Real Estate Investments Fund (the “Fund”) outperformed the FTSE EPRA/NAREIT Global Real Estate Index for the first half of 2010 as well as for the period since the Fund’s inception (October 26, 2009).

Global real estate stocks retreated in the first half of 2010.  They initially rose, extending a rally fueled by signs that the economic environment was improving, but reversed course in May when conditions in the U.S. and Europe began to deteriorate.  Three major factors contributed to the turnaround:  1) the European sovereign debt crisis and concerns about the tepid response by the European Central Bank (ECB); 2) disappointing economic reports out of the U.S. including employment and home sales, and 3) investors began to anticipate the impact on global growth of a slowing in China’s economy induced by policy measures enacted to cool the strong growth in property values.  Taken together, these concerns have caused a general lowering of expectations for global economic growth, albeit still positive.

GLOBAL REAL ESTATE INVSTMENTS FUND
Shareholder's Letter and Investment Commentary
June 30, 2010

By region, North America posted the only positive return (+5.4%); Asia-Pacific (-6.1%) and Europe (-18.1%) weighed the global index down.  Europe (where the Fund benefited from its underweight position during the period) has been the focus of much attention as concerns have shifted from the relatively small economy of Greece to the larger one of Spain.  Investors worry that credit issues in peripheral European countries could spark a wider credit crisis and that the ECB will not be sufficiently proactive in providing a safety net should this occur—despite the successful and on-time repayment of loans extended by the ECB to European banks.

In the U.S. (where the Fund generally benefited from maintaining an overweight position throughout the period), economic reports of late have been below consensus expectations, indicating that the pace of economic recovery is slowing.  Sales of existing homes were down 2.2% in May after two consecutive monthly increases.  Non-farm payrolls in May and June also disappointed on the realization that many of the jobs added were temporary census workers as private sector hiring remained anemic, and that a lower unemployment of 9.5% (down from 9.7% in May) was largely the result of workers leaving the workforce, not becoming employed.

The Asia-Pacific region, by contrast, continued to demonstrate robust economic growth, notably in Singapore where the Fund maintained an overweight position.  That said, the Chinese economy appeared to decelerate later in the period as the government in Beijing introduced tightening measures in an attempt to cool demand, including demand for property.

One positive outcome of soft economic news is increased clarity that global central bank policy will remain generally accommodative.  The U.S. Federal Reserve maintained its all-time low interest rates at its June FOMC meeting and reiterated its intention to keep rates very low for an “extended period.”  The Bank of England and ECB have also kept policy rates on hold, although some of the healthier Scandinavian countries raised rates during the second quarter (including Sweden where the Fund benefited from its investment in Castellum AB).  The recent upward bias to policy rates in the Asia-Pacific region has paused as the Reserve Bank of Australia kept rates on hold at its June meeting after having increased rates by an aggregate of 150 basis points over the past nine months.  A delicate balance exists between Western economies (plus Japan) which are trying to stimulate growth back to a self-sustaining pace, and Asian countries which are attempting to cool economic growth, all while acting together in a global market that is increasingly interdependent.

GLOBAL REAL ESTATE INVSTMENTS FUND
Shareholder's Letter and Investment Commentary
June 30, 2010

From a ground-up standpoint, property fundamentals are gradually improving.  With the second quarter earnings reports behind us, predominant themes include: 1) improving property-level operating metrics; 2) cautious optimism expressed by most managements; 3) asset yield compression (i.e., slightly better valuations), and 4) continued capital-raising, both equity and debt.  Evidence of a rebound in property fundamentals varies by property type, lease length and geography, but the overall trend is clearly improving.  Among listed property companies globally, occupancy rates have recovered into the 90s, market rents are generally bottoming/improving and balance sheets are healthy with an average debt-to-assets ratio of 40%.  Perhaps most importantly, the capital markets remained open, particularly to the higher-quality issuers, as evidenced by the approximately $100 billion of equity and debt capital raised globally by listed property companies over the past eighteen months.  Particularly active regions included the U.S., the U.K., Australia and Singapore.

We estimate the decline in real estate asset values during the economic downturn to have been about 35% peak-to-trough.  After taking into account leverage, we estimate the decrease in equity value to be in the 60% range.  We believe the trough occurred in the second half of 2009, and see signs that commercial asset pricing has already begun to move higher.  Transaction activity is picking up, albeit still at very low levels compared to history.  Yields have clearly declined, the result of a number of factors including:  1) the improvement in credit markets; 2) an increase in capital seeking to own attractively-priced real estate; 3) the continued low interest rate environment, and 4) the general improvement in the global economic outlook.  We estimate the global weighted average yield implied by the listed property stocks to be 6.4%, vs. peak implied yields in 2007 below 5%.  Additionally, appraisal-based yields in the direct real estate market have largely “caught up” to implied yields in the public markets, which suggests the worst may be behind us.  For example, in the U.S., direct property yields are currently 6.8% vs. the 7.0% implied yield of U.S. REITs.

Investment Outlook

As we look ahead to the second half of 2010, the macroeconomic backdrop for real estate is significantly better than a year ago.  Economic growth is prevalent, though still fragile.  Consequently, the outlook for real estate fundamentals is expected to improve during the remainder of the year and into 2011.  Though occupancies and rents may remain soft in the remainder of 2010, with low levels of new construction and improving demand, fundamentals are expected to improve going into 2011.  The deleveraging in real estate markets that began in 2009 will likely continue, which could put some constraints on growth in funds from operations.  That said, further capital raises will most likely be for acquisitions.  In this environment of low interest rates and relatively high cap rates, well-capitalized listed REITs may have acquisition opportunities that will be immediately accretive to funds from operations and net asset values.  More importantly, we think the public market will increasingly focus on the prospects of a return to more normalized growth for listed real estate companies of 6% to 7% in 2011, with potential upside should a robust acquisition environment emerge for well-capitalized listed property companies.

GLOBAL REAL ESTATE INVSTMENTS FUND
Shareholder's Letter and Investment Commentary
June 30, 2010

We see further upside to dividends in 2011.  Dividends were “right-sized” in 2008 and 2009 as company management teams sought to conserve capital.  In 2010 however, we have already seen many REITs begin restoring their dividends to levels that reflect their expected earnings—as is required of REITs.  As a result, we expect dividends to grow in aggregate for the industry in 2010 and continuing into 2011.  Payout ratios (i.e., dividends divided by cash earnings) are still historically low.  For example, we estimate that the payout ratio for U.S. REITs now stands at nearly 63% vs. an average of 73% between 1994 and 2008.  A return to the average payout ratio would boost the current dividend yield among U.S. REITs by more than 90 basis points.

Whether through consolidation or liquidations, these difficult times will force the marginal owners of real estate from the market.  Some owners may prove too leveraged or too weak to survive.  The Darwinian process of “survival of the fittest” will create conditions for the next phase of growth of the listed property sector.  We believe that the survivors of this cycle are largely going to be the opportunistic buyers capitalizing on the distress of forced sellers that run out of options.  This should contribute to upside in earnings growth and attractive total returns over the next five to seven years.

Amid recent market challenges, we think it is important to put short-term developments in perspective.  As daunting as current conditions may be, we can navigate through periods of high stress and volatility by adhering to our long-term perspective.  During such times, we search for bargains that we believe may be well-positioned to become eventual winners.  While conditions are challenging, our experience gives us reason to be optimistic about the value-creating potential of owning an indirect interest in some of the highest quality income-producing real estate around the world.  Although market conditions are constantly changing, we remain committed to our disciplined investment strategy as we manage the Fund, keeping in mind the trust you have placed in us.

We thank you for investing in the Global Real Estate Investments Fund, welcome your questions and comments, and look forward to serving your real estate investment needs in the years ahead.

Sincerely,

Myron D. Winkler	Andrew J. Duffy, CFA
Chairman	President & Senior Portfolio Manager

GLOBAL REAL ESTATE INVESTMENTS FUND
Portfolio Profile (Unaudited)
June 30, 2010

% of Total Investments by Country*

*Includes cash equivalents.

% of Total
Region	Investments
North America	50.5%
Asia-Pacific	32.3%
Europe	17.2%

Top Ten Holdings
% of Total
Issuer	Investments
Liberty Property Trust	4.3%
Westfield Group	4.1%
Unibail-Rodamco S.E.	3.3%
Dupont Fabros Technology Inc.	3.1%
VastNed Retail NV	3.0%
Sun Hung Kai Properties Ltd.	2.7%
Duke Realty Corp.	2.6%
Ramco-Gershenson Properties Trust	2.5%
FelCor Lodging Trust, Inc.	2.5%
HCP, Inc.	2.4%

GLOBAL REAL ESTATE INVESTMENTS FUND
Expense Example (Unaudited)
June 30, 2010

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (January 1, 2010 – June 30, 2010).

Actual Expenses
The first line of the following table provides information about actual account values and actual expenses. The Fund charges a sales load assessed at a rate of 7.25% to 3.25% depending upon the amount invested. The example includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees. However, the following example does not include portfolio trading commissions and related expenses, interest expense, and extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $9,200 account value divided by $1,000 = 9.2), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

GLOBAL REAL ESTATE INVESTMENTS FUND
Expense Example (Unaudited)
June 30, 2010

Expense Example Table

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
			January 1, 2010 -
	January 1, 2010	June 30, 2010	June 30, 2010*

Actual	$1,000.00	$969.50	$13.43

Hypothetical
(5% return after expenses)	$1,000.00	$1,011.16	$13.71

* Expenses are equal to the Fund's annualized expense ratio of 2.75%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

GLOBAL REAL ESTATE INVESTMENTS FUND
Schedule of Investments (Unaudited)
June 30, 2010

COMMON STOCKS - 91.66%	Shares	Value
Asia-Pacific - 30.01%
Australia - 7.97%
CFS Retail Property Trust	10,000	$15,909
Commonwealth Property Office Fund	25,000	19,571
Dexus Property Group	40,000	25,926
Stockland	9,000	28,182
Westfield Group	8,000	82,020
		171,608
China - 13.66%
Agile Property Holdings Ltd.	15,000	15,584
Champion REIT	80,000	37,293
China Overseas Land & Investment Ltd.	18,700	35,254
China Resources Land Ltd.	11,000	20,907
Hang Lung Properties Ltd.	7,270	28,149
Henderson Land Development Co. Ltd.	6,000	35,444
The Link REIT	12,000	29,896
Shimao Property Holdings Ltd.	12,000	18,893
Sino Land Co. Ltd.	10,000	18,030
Sun Hung Kai Properties Ltd.	3,950	54,480
		293,930
Japan - 4.74%
Mitsubishi Estate Co. Ltd.	3,000	42,312
Mitsui Fudosan Co. Ltd.	3,000	42,447
Sumitomo Realty & Development Co. Ltd.	1,000	17,271
		102,030
Singapore - 3.64%
Ascendas Real Estate Investment Trust	13,960	18,157
CapitaCommercial Trust	24,000	20,925
CapitaMall Trust	14,840	19,514
Suntec Real Estate Investment Trust	21,000	19,810
		78,406
Total Asia-Pacific (Cost $701,912)		645,974

Europe - 15.90%
France - 6.18%
Fonciere Des Regions	200	16,628
ICADE	300	25,434
Klepierre	900	25,055
Unibail-Rodamco S.E.	400	65,912
		133,029
Italy - 0.04%
Beni Stabili SpA (a)	1,200	910

The accompanying notes are an integral part of these financial statements.

GLOBAL REAL ESTATE INVESTMENTS FUND
Schedule of Investments (Unaudited)
June 30, 2010

	Shares	Value
Netherlands - 6.74%
Corio NV	900	$43,962
VastNed Offices Industrial NV	3,300	40,455
VastNed Retail NV	1,200	60,619
		145,036

United Kingdom - 2.94%
British Land Co. PLC	1,700	11,064
Great Portland Estates PLC	5,000	21,732
Hammerson PLC	3,000	15,405
Segro PLC	4,000	15,168
		63,369
Total Europe (Cost $442,747)		342,344

North America - 45.75%
United States - 45.75%
AMB Property Corporation	600	14,226
AvalonBay Communities, Inc.	500	46,685
Biomed Realty Trust, Inc.	1,500	24,135
Boston Properties, Inc.	300	21,402
Corporate Office Properties Trust SBI MD	800	30,208
Diamondrock Hospitality Co.	2,000	16,440
Digital Realty Trust, Inc.	500	28,840
Duke Realty Corp.	4,500	51,075
Dupont Fabros Technology Inc.	2,500	61,400
EastGroup Properties, Inc.	1,000	35,580
FelCor Lodging Trust, Inc. (a)	10,000	49,900
Getty Realty Corp.	2,100	47,061
HCP, Inc.	1,500	48,375
Health Care REIT, Inc.	500	21,060
Hospitality Properties Trust	500	10,550
Liberty Property Trust	3,000	86,550
Medical Properties Trust, Inc.	3,000	28,320
National Retail Properties Inc.	1,000	21,440
Pennsylvania Real Estate Investment Trust	1,500	18,330
ProLogis	2,000	20,260
Public Storage	200	17,582
Ramco-Gershenson Properties Trust	5,000	50,500
Senior Housing Properties Trust	1,000	20,110
Simon Property Group, Inc.	400	32,300
SL Green Realty Corp.	400	22,016
Sun Communities, Inc.	1,200	31,152
Tanger Factory Outlet Centers, Inc.	1,000	41,380

The accompanying notes are an integral part of these financial statements.

GLOBAL REAL ESTATE INVESTMENTS FUND
Schedule of Investments (Unaudited)
June 30, 2010

	Shares	Value
UDR, Inc.	1,000	$19,130
Ventas, Inc.	1,000	46,950
Vornado Realty Trust	300	21,885
Total North America (Cost $1,039,694)		984,842
TOTAL COMMON STOCKS (Cost $2,184,353)		1,973,160

WARRANTS - 0.01%
Asia-Pacific - 0.01%
Henderson Land Development Co. Ltd.
Expiration: June, 2011, Excercise Price: $58.000	800	136
TOTAL WARRANTS (Cost $0)		136

SHORT-TERM INVESTMENTS - 1.05%
North America - 1.05%
Fidelity Money Market Portfolio - Select Class
0.200% (b)	22,643	22,643
TOTAL SHORT-TERM INVESTMENTS (Cost $22,643)		22,643

TOTAL INVESTMENTS (Cost $2,206,996) - 92.72%		$1,995,939
Other Assets in Excess of Liabilities - 7.28%		156,635
NET ASSETS - 100.00%		$2,152,574

Percentages are stated as a percent of net assets.
(a) Non-income producing security.
(b) Variable rate security.  The rate shown is the rate in effect at June 30, 2010.

The accompanying notes are an integral part of these financial statements.

GLOBAL REAL ESTATE INVESTMENTS FUND
Statement of Assets and Liabilities (Unaudited)
June 30, 2010

ASSETS:
	Investments, at value (cost $2,206,996)	$1,995,939
	Foreign currency, at value (cost $28,612)	28,351
	Receivable for investments sold	114,942
	Dividends and interest receivable	13,499
	Deferred offering costs	106,769
	Receivable from Advisor	244,991
	Prepaid expenses and other assets	5,554
	Total Assets	2,510,045

LIABILITIES:
	Payable for investments purchased	154,433
	Payable to Custodian	42,953
	Payable to Trustees and Officers	20,207
	Shareholder servicing fees payable	899
	Accrued offering costs	50,000
	Accrued expenses and other liabilities	88,979
	Total Liabilities	357,471
	Net assets	$2,152,574

NET ASSETS CONSIST OF:
	Capital stock	$2,269,009
	Accumulated net investment loss	(20,754)
	Accumulated net realized gain on investments and foreign currency	115,741
	Net unrealized depreciation on investments and foreign currency	(211,422)
	Total Net Assets	$2,152,574

	Net assets	$2,152,574
	Shares outstanding (unlimited shares authorized)	114,759
	Net asset value per share	$18.76

	Offering price per share ($18.76 divided by .9275)	$20.23

The accompanying notes are an integral part of these financial statements.

GLOBAL REAL ESTATE INVESTMENTS FUND
Statement of Operations (Unaudited)
For the Six Months Ended June 30, 2010

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $3,606)	$60,792
Interest	46
Total investment income	60,838

EXPENSES:
Investment advisory fees	9,445
Administration fees	25,495
Transfer agent fees	17,393
Professional fees	18,894
Fund accounting fees	19,324
Custodian fees and expenses	40,842
Shareholder servicing fees	1,968
Reports to shareholders	494
Trustee and Officers' fees and expenses	44,394
Offering costs	181,811
Total expenses	360,060
Reimbursement from Adviser	(338,417)
Net expenses	21,643
Net investment income	$39,195

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Securities transactions	$108,200
Foreign currency transactions	(8,548)
Net realized gain	99,652
Net change in unrealized depreciation of:
Investments	(213,352)
Foreign currency and foreign currency translation	(388)
Net change in unrealized depreciation	(213,740)
Net realized and unrealized gain (loss) on investments, foreign currency,
and foreign currency translation	(114,088)
Net decrease in net assets resulting from operations	$(74,893)

The accompanying notes are an integral part of these financial statements.

GLOBAL REAL ESTATE INVESTMENTS FUND
Statement of Changes in Net Assets

	For the Six Months Ended June 30, 2010 (Unaudited)	For the Period from October 26, 2009^ through December 31, 2009
OPERATIONS:
Net investment income	$39,195	$2,841
Net realized gain on investments	99,652	14,617
Net change in unrealized appreciation (depreciation)
of investments and translation of assets and liabilities in
foreign currencies	(213,740)	2,318
Net increase (decrease) in net assets from operations	(74,893)	19,776

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(57,622)	(3,696)
Total distributions	(57,622)	(3,696)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,430,931	702,866
Proceeds from shares issued to holders in
reinvestment of dividends	33,343	1,869
Net increase in net assets from capital share transactions	1,464,274	704,735

TOTAL INCREASE IN NET ASSETS:	1,331,759	720,815

NET ASSETS
Beginning of period	820,815	100,000
End of period (including distributions in excess of net
investment income of $20,754 and $2,327, respectively)	$2,152,574	$820,815

CHANGES IN SHARES OUTSTANDING:
Shares sold	71,768	35,788
Shares issued to holders in reinvestment of dividends	1,718	94
Net increase in shares outstanding	73,486	35,882
Shares outstanding at beginning of period	41,273	5,391
Shares outstanding at end of period	114,759	41,273

^  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

GLOBAL REAL ESTATE INVESTMENTS FUND
Financial Highlights

	For the Six Months Ended June 30, 2010 (Unaudited)		For the Period from October 26, 2009^ through December 31, 2009

Per Share Data(1):
Net Asset Value, beginning of period	$19.89		$18.55

Income from investment operations:
Net investment income(2)	0.49		0.12
Net realized and unrealized gains (losses)
on investments	(1.02)		1.32
Total from investment operations	(0.53)		1.44

Less distributions:
From net investment income	(0.60)		(0.10)
Total distributions	(0.60)		(0.10)
Net asset value, end of period	$18.76		$19.89

Total return(3)(4)	(3.05)%		7.76%

Supplemental data and ratios(6):
Net assets, end of period	$2,152,574		$820,815
Ratio of expenses to average net assets:
Before expense reimbursement	45.75	% (5)	321.65	% (5)
After expense reimbursement	2.75	% (5)	2.75	% (5)
Ratio of net investment income (loss) to
average net assets:
Before expense reimbursement	(38.02	)% (5)	(313.70	)% (5)
After expense reimbursement	4.98	% (5)	5.20	% (5)
Portfolio turnover rate	449	% (4)	206	% (4)

^	Commencement of operations.
(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the front end sales charge.
(4)	Not annualized.
(5)	Annualized for periods less than one year.
(6)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the aquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

The accompanying notes are an integral part of these financial statements.

GLOBAL REAL ESTATE INVESTMENTS FUND
Notes to the Financial Statements (Unaudited)
June 30, 2010

1. Organization

Global Real Estate Investments Fund (the “Fund”) is a newly organized, continuously offered, diversified, closed-end management investment company that is operated as an interval fund. The Fund was organized as a Delaware statutory trust on June 16, 2009 and commenced operations on October 26, 2009. The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) and the Securities Act of 1933 (the “1933 Act”). The Fund is managed by Ascent Investment Advisors, LLC (the “Adviser”).  The Fund’s investment objective is total return through a combination of current income and capital appreciation. The Fund will pursue its investment objective by investing indirectly in a diversified portfolio of high quality income-producing real estate properties. The Fund intends to invest its assets globally, primarily in publicly-traded real estate investment trusts and other real estate securities. The Fund also seeks to achieve capital appreciation for its shareholders by encouraging long-term investment by marketing the Fund’s shares for which no secondary market will exist. The Fund is an interval fund and, as such, has adopted a fundamental policy that it will make quarterly repurchase offers. The Fund may deduct a repurchase fee from the repurchase proceeds equal to 2% of the proceeds, to compensate the Fund for expenses directly and indirectly related to the repurchase. Investments are subject to a maximum sales load of 7.25%.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

Use of Estimates
The accompanying financial statements are prepared in accordance with U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Net Asset Value and Security Valuation
The Fund’s net asset value of shares is determined daily, as of the close of regular trading on the New York Stock Exchange. Each share was initially offered at a price of $18.55 per share plus the applicable sales load, but during the continuous offering, the price of the shares will increase or decrease on a daily basis according to the net asset value of the shares. For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price on the day the valuation is made.

GLOBAL REAL ESTATE INVESTMENTS FUND
Notes to the Financial Statements (Unaudited)
June 30, 2010

If no sales are reported on a particular day, the securities are valued at the mean of the closing bid and asked prices on that day. Securities trading on the NASDAQ are valued at the closing price. Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Board of Trustees deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities. If no bid or asked prices are quoted on a particular day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Non-dollar-denominated securities are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities.   Debt obligations with maturities of less than 60 days are valued at amortized cost. Investments in money market funds are valued at net asset value.

Valuation Measurements
The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

● Level 1 - Quoted prices in active markets for identical securities.
● Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
● Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2010:

Security Classification	Level 1	Level 2	Level 3
Common Stocks (a)	$1,973,160	$-	$-
Warrants	-	136	-
Short-Term Investments	22,643	-	-
Total	$1,995,803	$136	$-

(a)For detail of common stocks by geographic classification, please refer to the Schedule of Investments.

GLOBAL REAL ESTATE INVESTMENTS FUND
Notes to the Financial Statements (Unaudited)
June 30, 2010

The Fund did not invest in Level 3 securities during the period.  There were no transfers into or out of Level 1 or 2 during the period.

Security Transactions and Investment Income
Security transactions are recorded on the date on which securities are purchased or sold. Dividend income and corporate action transactions are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Realized gains and losses are reported on an identified cost basis.

Foreign Currency
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At June 30, 2010, foreign currency holdings consisted of multiple denominations. The Fund did not enter into any forward contracts during the period ended June 30, 2010.

Federal Income Taxes
No provision has been made for federal income taxes as it is the intention and policy of the Fund to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and realized gains sufficient to relieve it from all or substantially all excise and income taxes.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  Management of the Fund has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  As of June 30, 2010, open federal tax years include the tax year ended December 31, 2009.

Dividends and Distributions to Shareholders
The Fund intends to make a level dividend distribution each quarter to its shareholders of the net investment income after payment of operating expenses. The level dividend rate may be modified by the Board from time to time. The Fund’s final distribution for each calendar year will include any remaining taxable income undistributed during the year, as well as all net capital gains, if any, realized during the year. If the total distributions made in any calendar year exceed taxable income and net capital gains, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets).

GLOBAL REAL ESTATE INVESTMENTS FUND
Notes to the Financial Statements (Unaudited)
June 30, 2010

Offering and Organizational Costs
The Fund incurred $366,634 in offering costs which have been capitalized as a deferred charge and are being amortized to expense over twelve months since the commencement of operations on a straight-line basis. The Adviser is responsible for paying all of the organizational expenses of the Fund.

Other
The Fund receives distributions from holdings in Real Estate Investment Trusts (the “REITs”) which report information on the character components of their distributions annually.  REIT distributions are allocated to dividend income, capital gain and return of capital based on management’s estimates.  Return of capital is recorded as a reduction of the cost basis of securities held. Management’s estimates are subsequently adjusted when the actual character of the distributions are disclosed by the REITs which could result in a proportionate increase in returns of capital to shareholders.

3. Fees and Transactions with Affiliates

The Fund has agreed to pay the Adviser, as compensation under the Investment Management Agreement, a monthly management fee computed at the annual rate of 1.20% of the daily net assets of the Fund for the first $250,000,000 of the Fund’s net assets. The management fee will decrease as the net assets of the Fund increase over $250,000,000. The applicable annual rate of the management fee according to the Fund’s net assets is set forth in accordance with the following schedule:

Up to and including $250,000,000	1.20%

Next $249,999,999
(Assets from $250,000,001-$500,000,000)	1.10%

Next $499,999,999
(Assets from $500,000,001- $1,000,000,000)	1.00%

Next $999,999,999
(Assets from $1,000,000,001-$2,000,000,000)	0.90%

Assets over $2,000,000,000	0.80%

GLOBAL REAL ESTATE INVESTMENTS FUND
Notes to the Financial Statements (Unaudited)
June 30, 2010

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including offering expenses, but excluding interest, brokerage commissions and extraordinary expenses), to the extent that they exceed 2.75% per annum of the Fund's average daily net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded.  The Expense Limitation Agreement will remain in effect unless and until the Board approves its modification or termination. The amount of waived fees and expenses subject to future reimbursement by the Fund was $338,417 from the period ended June 30, 2010 and $174,165 from the period ended December 31, 2009.

Ascent Real Estate Securities, LLC (the “Distributor”) is serving as the Fund’s distributor. The Distributor may, from time to time, engage in transactions with or perform services for the Adviser and its affiliates in the ordinary course of business. The Distributor may also enter into selected dealer agreements with other broker dealers for the sale and distribution of the Fund’s shares.  In addition to the total sales load, the Fund will pay the Distributor a monthly servicing fee at an annual rate of 0.25% of the average daily net assets of the Fund. For the period ended June 30, 2010 the Distributor received $32,251 from sales load from the Fund.

4. Federal Tax Information

Net investment income and net realized gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences, such as foreign currency translations, passive foreign investment company holdings (PFIC), re-characterization of REIT distributions, post-October losses, and losses deferred due to wash sales.  To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the difference arises.  Additionally, U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

GLOBAL REAL ESTATE INVESTMENTS FUND
Notes to the Financial Statements (Unaudited)
June 30, 2010

The tax character of distributions paid for the six months ended June 30, 2010 and the period ended December 31, 2009 were as follows:

Distributions paid from:	2010	2009
Ordinary income	$57,622	$3,696
	$57,622	$3,696

At December 31, 2009, the components of accumulated earnings (losses) on a tax basis were as follows:

Tax cost of investments	$896,533
Gross unrealized appreciation	14,022
Gross unrealized depreciation	(18,296)
Net unrealized depreciation	$(4,274)

Undistributed ordinary income	$22,187
Undistributed long-term capital gains	480
Total distributable earnings	$22,667

Other accumulated loss	$(2,313)

Total accumulated earnings	$16,080

At December 31, 2009 the Fund deferred, on a tax basis, post-October losses of $2,313, from foreign currency transactions. The difference between the tax cost of investments and the cost of investments in accordance with U.S. GAAP is primarily due to the tax treatment of wash sale losses, distributions from real estate investment trusts and mark-to-market of investments in PFIC’s.

5. Securities Transactions

Purchases and sales of investment securities, excluding government securities, short-term securities and temporary cash investments, during the period ended June 30, 2010,  were $7,731,254 and $6,388,029, respectively.  No purchases and sales of government securities occurred during the period.

GLOBAL REAL ESTATE INVESTMENTS FUND
Notes to the Financial Statements (Unaudited)
June 30, 2010

6. Real estate industry risk

Because of the Fund’s policy of concentrating its investments in securities of companies operating in the real estate industry, the Fund is more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of the underlying properties, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs. REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

7. Guarantees and Indemnifications

In the normal course of business, the Fund enters into contracts that contain general indemnifications to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Subsequent Events

In preparing these financial statements, Management has evaluated Fund related events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or translations that occurred during the period that materially impacted the amounts or disclosures in the Fund’s financial statements.

GLOBAL REAL ESTATE INVESTMENTS FUND
Additional Information (Unaudited)
June 30, 2010

ADDITIONAL INFORMATION (Unaudited)

Federal Tax Disclosure
The percentage of dividend income the Fund distributed for the year ended December 31, 2009, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 3.13%.

The percentage income the Fund distributed for the year ended December 31, 2009, designated as qualified dividends-received deduction available to corporate shareholder, is 0.00%.

Additional Information Applicable to Foreign Shareholders Only
The Fund designated 0.17% of their ordinary distributions paid as qualified interest related dividends under the Internal Revenue Code Section 871(k)(1)(C) for the year ended December 31, 2009.

Approval of Investment Management Agreement (Unaudited)
On June 18, 2009, the Board of Trustees met in person to, among other things, review and consider the approval of the Investment Management Agreement. Prior to beginning their review of the Investment Management Agreement, counsel to the Fund, who now serves as counsel to the Adviser (but as of such date served as counsel only to the Fund), discussed with the Trustees their fiduciary responsibilities in general and also specifically with respect to the approval of the Investment Management Agreement.  The agreement's duration is two years from inception date of the Fund, October 26, 2009.

In approving the Investment Management Agreement, the Trustees, including the Independent Trustees, considered a number of factors, including: the expected nature, quality and scope of the compliance, administrative and investment advisory services and personnel to be provided to the Fund by the Adviser; the rate of investment management fee payable to the Adviser and a comparison of the fees paid by comparable funds; the compensation (in addition to the investment management fees) and other benefits expected to be  received by the Adviser with respect to the Fund; the Adviser’s costs in providing services; economies of scale realized by the Adviser, if any; projected profitability of the Adviser; the anticipated annual operating expenses of the Fund; and the policies and practices of the Adviser with respect to portfolio transactions for the Fund.

The Trustees considered the nature and quality of the services to be provided by the Adviser to the Fund based on their discussions with representatives of the Adviser including discussions regarding their expertise in the real estate securities area as demonstrated by their past experiences.  The Trustees discussed their overall confidence in the Adviser’s integrity and competence gained from their discussions with representatives of the Adviser and the Adviser’s responsiveness to requests raised by them to date.

GLOBAL REAL ESTATE INVESTMENTS FUND
Additional Information (Unaudited)
June 30, 2010

The independent Trustees noted that the Adviser, subject to the oversight of the Trustees, will administer the Fund’s business, including making purchases and sales of portfolio securities consistent with the Fund’s investment objectives and polices. The Adviser also will provide the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services of any other provider retained by the Fund) and executive and other personnel as are necessary for the Fund’s operations. In addition, the Adviser has agreed to pay all of the Fund’s organizational costs. The Adviser will pay any compensation of Trustees or officers of the Fund who are affiliated with the Adviser. The independent Trustees noted that the Adviser had agreed pursuant to a separate Expense Limitation Agreement to waive its fees and cap operating expenses of the Fund, subject to reimbursement under certain conditions.  The Trustees noted that projected operating expenses were comparable to other similar funds. The independent Trustees also noted that the Fund will pay a separate administration fee to its administrator which is not affiliated with the Adviser. After considering the nature, quality and scope of the services provided by the Adviser, the independent Trustees determined the fee and other anticipated annual operating expenses to be paid by the Fund reasonable on an absolute basis and  in comparison to those paid by other similar funds identified to the Trustees by the Adviser in the materials provided to the Trustees prior to their meeting.

In their deliberations, the independent Trustees did not identify any particular information that was all-important or controlling, and the Independent Trustees attributed different weights to the various factors.

Based on the independent Trustees’ review and consultation with the Fund’s independent counsel during an executive session of the material aspects of the Investment Management Agreement, including the foregoing factors and such other information believed to be reasonably necessary to evaluate the terms of the Investment Management Agreement, the Trustees, including all of the independent Trustees voting separately, concluded that the approval of the Investment Management Agreement is in the best interest of the Fund and determined that the compensation to the Adviser provided for in the Investment Management Agreement is fair and equitable.

GLOBAL REAL ESTATE INVESTMENTS FUND
Additional Information (Unaudited)
June 30, 2010

Dividend Reinvestment Plan (Unaudited)
The Fund will operate a Dividend Reinvestment Plan (the “Plan”), sponsored and administered by the Agent. Pursuant to the Plan, the Fund's income dividends or capital gains or other distributions (each, a "Distribution" and collectively, "Distributions"), net of any applicable U.S. withholding tax, are reinvested in shares of the Fund.  Shareholders automatically participate in the Plan, unless and until an election is made to withdraw from the Plan on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Agent in writing at Global Real Estate Investments Fund, c/o U.S. Bancorp Fund Services LLC, P.O. Box 701, Milwaukee, Wisconsin 53201 or overnight express mail to Global Real Estate Investments Fund c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53201. Such written notice must be received by the Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the Plan.  Under the Plan, the Fund's Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Agent, on the shareholder's behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock ("Newly Issued Shares"). The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund's net asset value per share.  The Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of the Plan participant in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. Each participant, nevertheless, has the right to receive certificates for whole and fractional shares owned. The Agent will distribute all proxy solicitation materials to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder's name and held for the account of beneficial owners participating in the Plan.

Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the Plan, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

GLOBAL REAL ESTATE INVESTMENTS FUND
Additional Information (Unaudited)
June 30, 2010

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Agent at Global Real Estate Investments Fund, c/o U.S. Bancorp Fund Services LLC, P.O. Box 701, Milwaukee, Wisconsin 53201 or overnight express mail to Global Real Estate Investments Fund c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53201. Certain transactions can be performed by calling the toll free number 1-866-622-3864.

Proxy Voting (Unaudited)
Proxy Voting Policies and Procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling Shareholder Services at 1-866-622-3864 and requesting a copy of the Statement of Additional Information (SAI) and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov (access Form N-2).

Disclosure of Portfolio Holdings (Unaudited)
The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q.  Once filed, the Fund’s Form N-Q is available, without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling 1-866-622-3864.  You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC 0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, D.C. 20549-0102; or (iii) sending your request electronically to publicinfosec.gov.

A complete copy of the Fund’s portfolio holdings will also be available on or about 60 days following each quarter-end on the Fund's website at www.ascentre.com.

GLOBAL REAL ESTATE INVESTMENTS FUND
SEMI-ANNUAL REPORT
INVESTMENT ADVISOR
Ascent Investment Advisors, LLC
10901 West Toller Drive, Suite 304
Littleton, CO 80127

DISTRIBUTOR
Ascent Real Estate Securities, LLC
10901 West Toller Drive, Suite 304
Littleton, CO 80127

ADMINISTRATOR AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S Bank, N.A.
1555 N. River Center Dr, Suite 302
Milwaukee, WI 53212

LEGAL COUNSEL
Blank Rome LLP
405 Lexington Avenue
New York, NY 10174

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
312 Walnut Street, Suite 1900
Cincinnati, OH 45202

TOLL FREE TELEPHONE NUMBER:
1-866-622-3864
THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS

Item 2. Code of Ethics.
Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the voting of proxies with respect to securities owned by the Fund to the Adviser. The Adviser will vote such proxies in a manner that it deems to be in the best interests of the Fund and its shareholders. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund and its shareholders.  If an officer, analyst or trader of the Adviser believes that voting in accordance with stated proxy voting guidelines would not be in the best interests of the Fund or its shareholders, the proxy will be referred to the Adviser’s Compliance Committee for a determination of how such proxy should be voted.

Policies of the Adviser

It is the Adviser’s policy to vote all proxies received by the Fund in a timely manner. Upon receiving each proxy, the Adviser will review the issues presented and make a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted. The Adviser will consider information from a variety of sources in evaluating the issues presented in a proxy. The Adviser generally supports policies, plans and structures that it believes give quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners. Conversely, the Adviser generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment.

Conflicts of Interest

The Adviser’s duty is to vote in the best interests of the Fund’s shareholders. Therefore, in situations where there is a conflict of interest between the Adviser’s interests and the Fund’s interests, the Adviser will take one of the following steps to resolve the conflict:

1.	If a proposal is addressed by the guidelines, the Adviser will vote in accordance with those guidelines;

2.
If the Adviser believes it is in the Fund’s best interest to depart from the guidelines provided, the Adviser will disclose the conflict to the Fund and obtain its consent to the proposed vote prior to voting the securities;

3.
The Fund may direct the Adviser in writing to forward all proxy matters in which the Adviser has a conflict of interest regarding the securities to an identified independent third party for review and recommendation. The Adviser will vote in accordance with the third party’s recommendations as long as they are received on a timely basis. If the third party’s recommendations are not received in a timely manner, the Adviser will abstain from voting the securities.

More Information

The actual voting records relating to the Fund’s portfolio securities during the most recent 12-month period ended June 30 of each year commencing with June 30, 2010, will be available without charge, upon request, by calling toll-free (866) 622-3864 and in the Fund’s reports to be filed with the Securities and Exchange Commission and available on the Securities and Exchange Commission’s website at www.sec.gov.  In addition, a copy of the Funds’ proxy voting policies and procedures is available by calling (866) 622-3864 and will be sent within three business days of receipt of a request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGER

Mr. Andrew J. Duffy is the portfolio manager responsible for the day-to-day management of the Fund (the “Portfolio Manager”). As of June 30, 2010, Mr. Duffy did not manage any other registered investment company, other pooled investment or other account.

Compensation.

Mr. Duffy will receive compensation for his services as Portfolio Manager in the form of a base salary paid by the Adviser plus incentive compensation in the form of an annual bonus that is tied to the investment performance of the Fund.

Conflicts of Interest

The Adviser, including Mr. Duffy specifically, may in the future manage additional registered investment companies, private accounts and unregistered private investment funds which may or may not have similar strategies to that of the Fund.  This may give rise to potential conflicts of interest in connection with the management of the Fund’s investments on the one hand and the investments of the other accounts on the other.  A possible conflict could include the Portfolio Manager’s knowledge about the size, timing and possible market impact of the Fund’s trades, whereby the Portfolio Manager could use this information to the advantage of another account and to the disadvantage of the Fund.  In addition, the Portfolio Manager could potentially favor one account over another, including the Fund.

Securities Owned in the Fund by Portfolio Manager.

As of June 30, 2010, the Portfolio Manager did not own any shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (1/1/2010-1/31/2010)	0	$0.00	N/A	N/A
Month #2 (2/1/2010-2/28/2010)	0	$0.00	N/A	N/A
Month #3 (3/1/2010-3/31/2010)	0	$0.00	N/A	N/A
Month #4 (4/1/2010-4/30/2010)	0	$0.00	N/A	N/A
Month #5 (5/1/2010-5/31/2010)	0	$0.00	N/A	N/A
Month#6(6/1/2010- 6/30/2010)	0	$0.00	N/A	N/A
Total	0	$0.00	N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chairman of the Board and Treasurer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable.

(2)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed Herewith.

(3)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Global Real Estate Investments Fund

By (Signature and Title)*  /s/ Myron D. Winkler
                                                    Myron D. Winkler, Chairman of the Board

Date    September 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Myron D. Winkler
                                                     Myron D. Winkler, Chairman of the Board

Date  September 2, 2010

By (Signature and Title)*   /s/ Randy S. Lewis
                                                      Randy S. Lewis, Treasurer

Date  September 2, 2010

* Print the name and title of each signing officer under his or her signature.